SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 16, 1996
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                            THE PENN TRAFFIC COMPANY
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               (Exact Name of Registrant as Specified in Charter)



Delaware                               1-9930                  25-0716800
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)           Identification No.)



1200 State Fair Boulevard, Syracuse, New York                         13221-4737
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(Address of Principal Executive Offices)                              (Zip Code)



       Registrant's telephone number, including area code (315) 453-7284
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     The Penn Traffic Company (the "Company") has entered into Amendment No. 14 to the Loan and Security Agreement among the Company, Dairy Dell, Big M Supermarkets, Inc. and Penny Curtiss Baking Company Inc., the lenders party thereto and Fleet Bank, N.A. (as successor to NatWest USA Credit Corp.), as Agent, dated March 5, 1993 (as previously amended). A copy of Amendment No. 14 is filed as an exhibit hereto.


Item 7(c).  Exhibits

     10.50 Amendment No. 14, dated as of October 16, 1996, to the Loan and Security Agreement.


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

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            THE PENN TRAFFIC COMPANY


Date:  October 16, 1996         By: /s/ Eugene R. Sunderhaft
                                    --------------------------------
                                    Name:  Eugene R. Sunderhaft
                                    Title: Senior Vice President,
                                            Chief Financial Officer





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